EXHIBIT 32

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Rancher Energy Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2006, as filed with the Securities & Exchange Commission on the date hereof (the “Quarterly Report”), I, John Works, Chief Executive Officer & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Works
Name:	John Works
Title:	Chief Executive Officer & Chief Financial Officer
Date:	August 21, 2006